Exhibit 10.3

Execution Version

February 11, 2026

STRICTLY CONFIDENTIAL

Envoy Medical, Inc.

4875 White Bear Parkway

White Bear Lake, MN 55110

Attn: Brent T. Lucas, Chief Executive Officer

Dear Mr. Lucas:

Reference is made to the engagement agreement (the “Engagement Agreement”), dated September 17, 2025, as amended on December 17, 2025 and February 9, 2026, by and between Envoy Medical, Inc. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”). Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Agreement.

The parties hereby agree to amend the Engagement Agreement (this “Amendment”), as evidenced by their signatures below, under the terms set forth herein as follows:

The parties hereby acknowledge and agree that the term of the Engagement Agreement shall be extended to February 11, 2027.

Solely as it pertains to the registered Offering of the Company’s equity securities contemplated by the Registration Statement on Form S-1 (File No. 333-292260):

(i)	The warrant coverage specified in Paragraph A.2 of the Engagement Agreement shall be reduced from “7.0%” to 5.0%.”

Except as expressly set forth above, all of the terms and conditions of the Engagement Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded except as set forth herein. Notwithstanding anything to the contrary contained herein, this Amendment shall be subject to the provisions regarding governing law and miscellaneous provisions set forth in Paragraphs I and M of the Engagement Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by Wainwright and the Company, please sign in the space provided below, whereupon this Amendment shall constitute a binding agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward Silvera
Name:	Edward Silvera
Title:	Co-Chief Executive Officer
Date:	2/11/2026

Accepted and Agreed:

ENVOY MEDICAL, INC.

By:	/s/ Brent Lucas
Name:	Brent Lucas
Title:	Chief Executive Officer